DEAN FUNDS

Prospectus

July 2, 2008

DEAN LARGE CAP VALUE FUND

DEAN SMALL CAP VALUE FUND

DEAN INTERNATIONAL FUND

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page
DEAN LARGE CAP VALUE FUND	3
Risk/Return Summary	3
How the Fund has Performed	7
DEAN SMALL CAP VALUE FUND	9
Risk/Return Summary	9
How the Fund has Performed	13
DEAN INTERNATIONAL FUND	15
Risk/Return Summary	15
How the Fund has Performed	19
FEES AND EXPENSES OF INVESTING IN THE FUNDS	22
BUYING FUND SHARES	24
Front-End Sales Load on Purchases of Shares	26
REDEEMING YOUR SHARES	31
DISTRIBUTION PLANS	33
EXCHANGE PRIVILEGE	34
DETERMINATION OF NET ASSET VALUE	35
DIVIDENDS, DISTRIBUTIONS AND TAXES	36
MANAGEMENT OF THE FUNDS	38
FINANCIAL HIGHLIGHTS	42
PRIVACY POLICY	46
FOR MORE INFORMATION	Back Cover

DEAN LARGE CAP VALUE FUND

RISK/RETURN SUMMARY

Investment Objective

          The Dean Large Cap Value Fund seeks long-term capital appreciation and, secondarily, dividend income.

Principal Strategies

          The Fund primarily invests in large cap companies with market capitalizations equal to, or greater than, the median capitalization of companies included in the Russell 1000 Value Index at the time of investment. As of May 31, 2008, the median market capitalization of companies listed on the Russell 1000 Value Index was $5.1 billion. The Fund’s portfolio managers utilize a multi-factored valuation method to identify companies that are trading below intrinsic value or that may have been overlooked by the marketplace. The portfolio managers consider such factors as a company’s normal earnings power, its discounted cash flows, as well as various ratios, including the price-to-earning or price-to-book value ratios. The Fund’s portfolio managers evaluate companies using fundamental, bottom-up research. The Fund seeks to preserve capital in down markets and to diversify its portfolio in traditional, as well as relative, value-oriented investments.

          The Fund’s portfolio managers look for stocks of companies that they believe are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and to hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company.

          Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that are not accurately reflected in the companies’ market values. The portfolio managers may also consider whether the companies’ securities have a favorable dividend and/or interest-paying history and whether such payments are expected to continue.

The portfolio managers may sell stocks from the Fund’s portfolio if they believe:
•	a stock no longer meets their valuation criteria;
•	a stock’s risk parameters outweigh its return opportunity;
•	more attractive alternatives are identified; or
•	specific events alter a stock’s prospects.

          Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. and foreign large cap companies directly, or indirectly through other investment companies (including exchange-traded funds) that invest primarily in U.S. and foreign large cap companies. Equity securities in which the Fund and underlying funds may invest include common stocks, securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants), and equity real estate investment trusts (“REITs”). Equity REITs trade like common stocks and invest directly in real estate, or other readily marketable securities that are issued by companies investing in, or that are secured by, real estate or real estate interests. The Fund may invest in foreign large cap companies directly or through depository receipts such as American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, while GDRs are foreign receipts evidencing a similar arrangement.

          The Fund may invest its remaining assets in equity securities of small-cap or mid-cap companies, preferred stocks, derivative instruments such as put and call options and futures contracts, or fixed income securities, including corporate bonds.

Principal Risks of Investing in the Fund

          The principal risks of investing in the Large Cap Value Fund, which could adversely affect its net asset value, are set forth below.

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally.

•

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. If a portfolio manager’s perception of a company’s potential relative to its downward price risk is wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s returns. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value, and the Fund’s value-oriented approach may fail to produce the intended results.

•

Management Risk. A portfolio manager’s skill in choosing appropriate investments for the Fund will play a large part in determining whether the Fund is able to achieve its investment objective. If the portfolio manager’s assessment of the prospects for individual securities is incorrect, it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•	Market Risk. Investments in equity securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors.
•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•

Foreign Securities Risk. Investment in securities of foreign issuers (whether directly or through ADRs or GDRs) involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in foreign securities markets are generally higher than in the U.S. and there is generally less governmental supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor. Depository receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses.

•

Preferred Stocks and Bonds Risk. Preferred stocks and bonds rated in the lowest categories of investment grade bonds have speculative characteristics. Changes in economic conditions or other circumstances that have a negative impact on the issuer are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

•

Small and Mid Cap Risks. To the extent that the Fund invests in small, unseasoned companies it will be subject to higher risks. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When selling large holdings of thinly traded small cap stocks, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

•

Derivatives Risk. The Fund’s investments in derivatives will expose it to various risks. The value of derivative investments may rise or fall more rapidly than other investments,  and could result in the Fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the Fund could be incorrect in its expectations about the direction or extent of various markets. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the expenses involved may cause the Fund’s return to be less than if hedging had not taken place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. The Fund also could experience losses that reduce its returns if the indexes underlying its derivative positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for an option or futures contract becomes illiquid. Derivatives typically involve the use of leverage and, as a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments.

•

Investment Company Securities Risk. When the Fund invests in another investment company, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

•

Convertible Securities Risk. When the market price of a common stock underlying a convertible security decreases in response to the activities and financial prospects of the company, the value of the convertible security may also decrease. The issuer of the convertible security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If the issuer defaults and the value of the security declines, the Fund’s share price may decline.

•

Interest Rate Risk. Fixed-income securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate.

•

Portfolio Turnover Risk. The Fund may at times have a portfolio turnover rate that is higher than other stock funds. A high rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. A high portfolio turnover rate can also result in higher current realization of capital gains and a potentially larger current tax liability.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money. The Fund’s share price is expected to fluctuate, and your shares at redemption may be worth less than your initial investment.

Is the Fund right for you?

The Large Cap Value Fund may be suitable for:

•	Long-term investors seeking a fund with a value strategy
•	Long-term investors seeking capital appreciation
•	Investors who can tolerate the risks associated with common stocks

How the Fund has Performed

          The bar chart and performance table below show the variability of the returns of the Large Cap Value Fund1, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The performance table shows how the Fund’s average annual total returns compare over time to broad-based securities market indexes. The returns shown in the bar chart do not reflect the sales loads imposed in connection with the purchase and/or redemption of the Fund’s shares. If included, these charges would have decreased the returns shown below. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of the Fund’s future performance.

1 The Fund acquired all of the assets and liabilities of the Dean Large Cap Value Fund and the Dean Balanced Fund, each a series of the Dean Family of Funds, in a tax-free reorganization on March 30, 2007. In connection with this acquisition, Class A shares of the acquired funds were exchanged for shares of the Fund. The performance information set forth below includes the historical performance of the predecessor Dean Large Cap Fund’s Class A shares because the Fund is a continuation of the predecessor fund.

Total Return for the Calendar Year Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 24.84% during the quarter ended June 30, 2003, and the lowest return for a quarter was -24.91% during the quarter ended September 30, 2002. The Fund’s year to date return as of June 30, 2008 was -15.28%.

Average Annual Total Returns for the periods ending December 31, 2007:

Dean Large Cap Value Fund	1 Year	5 Years	10 Years 10 Years
Return Before Taxes	-3.67%	11.68%	2.65%
Return Before Taxes with Load	-8.70%	10.50%	2.10%
Return After Taxes on Distributions[1]	-9.05%	10.41%	1.55%
Return After Taxes on Distributions and Sale of Fund Shares	-5.66%	9.11%	1.49%
Russell 1000 Index[2]	5.77%	13.43%	6.20%
Russell 1000 Value Index[2]	-0.17%	14.63%	7.68%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 1000 Index is an unmanaged index comprised of the 1,000 largest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by total market capitalization representing approximately 98% of the U.S. publicly-traded equity market.) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The returns of these Indexes do not reflect deductions for fees, expenses or taxes.

DEAN SMALL CAP VALUE FUND

RISK/RETURN SUMMARY

Investment Objective

          The Dean Small Cap Value Fund seeks long-term capital appreciation and, secondarily, dividend income.

Principal Strategies

          The Fund primarily invests in equity securities of small cap companies with market capitalization similar to the companies listed on the Russell 2000 Value Index at the time of investment. As of May 31, 2008, the market capitalization of companies listed on the Russell 2000 Value Index ranged from $26 million to $7.6 billion. The Fund’s portfolio managers utilize a multi-factored valuation method to identify companies that are trading below intrinsic value or that may have been overlooked by the marketplace. The portfolio managers consider such factors as a company’s normal earnings power, its discounted cash flows, as well as various ratios, including the price-to-earning or price-to-book value ratios. The portfolio managers evaluate companies using fundamental, bottom-up research. The Fund seeks to preserve capital in down markets and to diversify its portfolio in traditional, as well as relative, value-oriented investments.

          The Fund’s portfolio managers look for stocks of companies that they believe are undervalued at the time of purchase. The portfolio managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The portfolio managers attempt to purchase the stocks of these undervalued companies and to hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company.

          Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the Fund’s portfolio managers look for companies with earnings, cash flows and/or assets that are not accurately reflected in the companies’ market values. The portfolio managers may also consider whether the companies’ securities have a favorable dividend and/or interest-paying history and whether such payments are expected to continue.

The portfolio managers may sell stocks from the Fund’s portfolio if they believe:
•	a stock no longer meets their valuation criteria;
•	a stock’s risk parameters outweigh its return opportunity;
•	more attractive alternatives are identified; or
•	specific events alter a stock’s prospects.

          Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. and foreign small cap companies directly, or indirectly through other investment companies (including exchange-traded funds) that invest primarily in U.S. and foreign small cap companies. Equity securities in which the Fund and underlying funds may invest include common stocks, securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants), and equity real estate investment trusts (“REITs”). Equity REITs trade like common stocks and invest directly in real estate, or other readily marketable securities that are issued by companies investing in, or that are secured by, real estate or real estate interests. The Fund may invest in foreign small cap companies directly or through depository receipts such as American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities, while GDRs are foreign receipts evidencing a similar arrangement.

          The Fund may invest its remaining assets in equity securities of mid or large cap companies, preferred stocks, derivative instruments such as put and call options and futures contracts, and in fixed income securities, including corporate bonds.

Principal Risks of Investing in the Fund

          The principal risks of investing in the Small Cap Value Fund, which could adversely affect its net asset value, are set forth below.

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally.

•

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. If a portfolio manager’s perception of a company’s potential relative to its downward price risk is wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s returns. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value, and the Fund’s value-oriented approach may fail to produce the intended results.

•

Small and Mid Cap Risks. To the extent that the Fund invests in small, unseasoned companies it will be subject to higher risks. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When selling large holdings of thinly traded small cap stocks, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

•

Management Risk. A portfolio manager’s skill in choosing appropriate investments for the Fund will play a large part in determining whether the Fund is able to achieve its investment objective. If the portfolio manager’s assessment of the prospects for individual securities is incorrect, it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•	Market Risk. Investments in equity securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors.
•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•

Foreign Securities Risk. Investment in securities of foreign issuers (whether directly or through ADRs or GDRs) involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in foreign securities markets are generally higher than in the U.S. and there is generally less governmental supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor. Depository receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses.

•

Preferred Stocks and Bonds Risk. Preferred stocks and bonds rated in the lowest categories of investment grade bonds have speculative characteristics. Changes in economic conditions or other circumstances that have a negative impact on the issuer are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

•

Interest Rate Risk. Fixed-income securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate.

•

Derivatives Risk. The Fund’s investments in derivatives will expose it to various risks. The value of derivative investments may rise or fall more rapidly than other investments, and could result in the Fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the Fund could be incorrect in its expectations about the direction or extent of various markets. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the expenses involved may cause the Fund’s return to be less than if hedging had not taken place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. The Fund also could experience losses that reduce its returns if the indexes underlying its derivative positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for an option or futures contract becomes illiquid. Derivatives typically involve the use of leverage and, as a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments.

•

Investment Company Securities Risk. When the Fund invests in another investment company, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

•

Convertible Securities Risk. When the market price of a common stock underlying a convertible security decreases in response to the activities and financial prospects of the company, the value of the convertible security may also decrease. The issuer of the convertible security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If the issuer defaults and the value of the security declines, the Fund’s share price may decline.

•

Portfolio Turnover Risk. The Fund may at times have a portfolio turnover rate that is higher than other stock funds. A high rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. A high portfolio turnover rate can also result in higher current realization of capital gains and a potentially larger current tax liability.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money. The Fund’s share price is expected to fluctuate, and your shares at redemption may be worth less than your initial investment.

Is the Fund right for you?

The Small Cap Value Fund may be suitable for:

•	Long-term investors seeking a fund with a value strategy
•	Long-term investors seeking capital appreciation
•	Investors who can tolerate the greater risks and price fluctuations associated with small cap stocks

How the Fund has Performed

          The bar chart and performance table below show the variability of the performance returns of the Small Cap Value Fund1, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The performance table shows how the Fund’s average annual total returns compare over time to broad-based securities market indexes. In addition, the returns shown in the bar chart do not reflect the sales loads imposed in connection with the purchase and/or redemption of the Fund’s shares. If included, these items would have decreased the returns shown below. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of the Fund’s future performance.

1The Fund acquired all of the assets and liabilities of the Dean Small Cap Value Fund, a series of the Dean Family of Funds, in a tax-free reorganization on March 30, 2007. In connection with this acquisition, Class A shares of the predecessor fund were exchanged for shares of the Fund. The performance information set forth below includes the historical performance of the predecessor fund’s Class A shares because the Fund is a continuation of the predecessor fund.

Total Return for the Calendar Year Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 22.20% during the quarter ended June 30, 2003 and the lowest return for a quarter was -27.23% during the quarter ended September 30, 2002. The Fund’s year to date return as of June 30, 2008 was -6.50%.

Average Annual Total Returns for the periods ending December 31, 2007:

Dean Small Cap Value Fund	1 Year	5 Years	10 Years
Return Before Taxes	-14.59%	10.14%	5.00%
Return Before Taxes with Load	-19.07%	8.96%	4.44%
Return After Taxes on Distributions[1]	-23.86%	6.51%	2.90%
Return After Taxes on Distributions and Sale of Fund Shares	-8.74%	7.21%	2.95%
Russell 2000 Index[2]	-1.57%	16.25%	7.08%
Russell 2000 Value Index[2]	-9.78%	15.80%	9.06%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The returns of these Indexes do not reflect deductions for fees, expenses or taxes.

DEAN INTERNATIONAL FUND

RISK/RETURN SUMMARY

Investment Objective

The Dean International Fund seeks long-term capital appreciation.

Principal Strategies

          The International Fund invests primarily in equity securities of foreign companies. Generally, the stocks purchased by the Fund are issued by companies located in the United Kingdom, Continental Europe and the Pacific Basin, including Japan, Singapore, Malaysia, Hong Kong and Australia. Newton Capital Management Limited, a BNY Mellon Asset Management CompanySM based in the United Kingdom, serves as investment sub-adviser to the International Fund. Newton identifies global trends or themes to highlight areas of opportunity. Newton’s analysts seek stocks they believe are attractively valued, have strong fundamentals and may benefit from one or more of the identified investment themes.

          Newton’s investment philosophy is structured around the central tenet that no company, market or economy, can be considered in isolation, and that each must be understood in a global context. Newton believes that, in a rapidly shrinking world, only by understanding events, trends and competitive pressures worldwide can the prospects for stocks be properly evaluated. As such, Newton’s investment strategy combines a bottom-up stock selection process with a global thematic framework. Newton’s investment process begins by identifying key investment themes that Newton believes are the forces driving global change, which may be economic, industrial or social. Newton evaluates investment themes for their long-term effect on the markets, then utilizes the themes to identify stocks that it believes are attractively valued, have strong fundamentals and may benefit from one or more of the investment themes. Newton typically evaluates investment opportunities by global industry and/or sector, rather than by the region of the world where the issuer is located. The International Fund’s portfolio manager then reviews the possible candidates identified to select those stocks that are best suited to achieve the Fund’s objectives. In selecting stocks for the Fund’s portfolio, the portfolio manager does not follow a particular style bias, such as “growth” or “value”. Rather, the Fund’s portfolio manager strives to construct a single integrated portfolio that the portfolio manager believes will perform well across varying market conditions.

          Under normal circumstances, at least 65% of the Fund’s total assets will be invested in equity securities of foreign companies directly, or indirectly through other investment companies (including exchange-traded funds) that invest primarily in equity securities of foreign companies. Equity securities in which the Fund and underlying funds may invest include common stocks and securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants). The Fund may invest in foreign securities through depository receipts such as American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities, while GDRs are foreign receipts evidencing a similar arrangement. Under normal market conditions, the Fund invests in foreign companies located in a minimum of three countries other than the United States. The Fund’s sub-adviser considers a security to be a “foreign security” if it is issued by a private issuer that is incorporated outside of the Unified States. Foreign securities also include investment companies (including ETFs) whose underlying investments include foreign securities. The Fund may invest up to 10% of its total assets in securities of issuers in emerging market countries. The Fund’s sub-adviser considers “emerging market” countries as those countries other than the U.S., Canada or any country that is included in the MSCI EAFE Index. Therefore, “emerging market” would include countries such as Argentina, Brazil, Indonesia, Malaysia, Peru, Philippines, Russia, South Africa, South Korea and Thailand.

          The International Fund may invest up to 35% of its total assets in securities other than foreign equity securities. For example, in Newton’s discretion, the Fund may invest in domestic equity securities (including real estate investment trusts (“REITs”)), domestic and foreign preferred stocks, as well as in securities issued by other investment companies (including exchange-traded funds) that invest in U.S. companies. Equity REITs trade like common stocks and invest directly in real estate, or other readily marketable securities that are issued by companies investing in, or that are secured by, real estate or real estate interests. The International Fund may invest in derivative instruments such as put and call options and futures contracts, and it may attempt to hedge currency risk arising out of its investments in securities denominated in foreign currencies by investing in foreign currencies, currency futures contracts, forward foreign currency exchange contracts, options thereon, or any combination thereof.

          Once purchased, a stock generally remains in the Fund’s portfolio until the target valuation has been met, the underlying fundamentals of the company have materially changed, or if the portfolio manager determines that the company will no longer benefit from the identified investment themes.

Principal Risks of Investing in the Fund

          The principal risks of investing in the International Fund, which could adversely affect its net asset value, are set forth below.

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally.

•

Foreign Securities Risk. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in foreign securities markets are generally higher than in the U.S. and there is generally less governmental supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor. Depository receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses.

•

Currency Risk. Investments that are denominated in a currency other than the U.S. dollar, or currency-related derivative instruments, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in foreign currencies and in currency-related derivatives, such as currency futures contracts, forward foreign currency exchange contracts, options thereon, or any combination thereof, but there can be no assurance that such strategies will be effective. Currency-related derivatives typically involve the use of leverage and, as a result, a small investment in such instruments could have a potentially large impact on the Fund’s performance. Such instruments also may be subject to the risks noted below under “Derivatives Risk.”

•

Emerging Markets Risk. The Fund may invest in emerging market securities. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures applied internally or imposed by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

•

Management Risk. A portfolio manager’s skill in choosing appropriate investments for the Fund will play a large part in determining whether the Fund is able to achieve its investment objective. If the portfolio manager’s assessment of the prospects for individual securities is incorrect, it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•	Market Risk. Investments in equity securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors.
•

Small and Mid Cap Risks. To the extent that the Fund invests in small, unseasoned companies it will be subject to higher risks. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When selling large holdings of thinly traded small cap stocks, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

•

Derivatives Risk. The Fund’s investments in derivatives will expose it to various risks. The value of derivative investments may rise or fall more rapidly than other investments, and could result in the Fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the Fund could be incorrect in its expectations about the direction or extent of various markets. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the expenses involved may cause the Fund’s return to be less than if hedging had not taken place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. The Fund also could experience losses that reduce its returns if the indexes underlying its derivative positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for an option or futures contract becomes illiquid. Derivatives typically involve the use of leverage and, as a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments.

•

Investment Company Securities Risk. When the Fund invests in another investment company, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

•

Convertible Securities Risk. When the market price of a common stock underlying a convertible security decreases in response to the activities and financial prospects of the company, the value of the convertible security may also decrease. The issuer of the convertible security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If the issuer defaults and the value of the security declines, the Fund’s share price may decline.

•

Portfolio Turnover Risk. The Fund may at times have a portfolio turnover rate that is higher than other stock funds. A high rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. A high portfolio turnover rate can also result in higher current realization of capital gains and a potentially larger current tax liability.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money. The Fund’s share price is expected to fluctuate, and your shares at redemption may be worth less than your initial investment.

Is the Fund right for you?

The International Fund may be suitable for:

•	Long-term investors seeking a fund with a value strategy
•	Long-term investors seeking capital appreciation
•	Investors who can tolerate the risks associated with common stocks
•	Investors who can tolerate the risks associated with international investments

How the Fund has Performed

          The bar chart and performance table below show the variability of the returns of the International Fund1, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The returns shown in the bar chart do not reflect the sales loads imposed in connection with the purchase and/or redemption of the Fund’s shares. If included, these items would have decreased the returns shown below. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of the Fund’s future performance.

1The Fund acquired all of the assets and liabilities of the Dean International Fund, a series of the Dean Family of Funds, in a tax-free reorganization on March 30, 2007. In connection with this acquisition, Class A shares of the predecessor fund were exchanged for shares of the Fund. The performance information set forth below includes the historical performance of the predecessor fund’s Class A shares because the Fund is a continuation the predecessor fund.

Total Return for the Calendar Year Ended December 31st

During the period shown in the bar chart, the highest return for a quarter was 43.27% during the quarter ended December 31, 1999 and the lowest return for a quarter was -20.07% during the quarter ended September 30, 2002. The Fund’s year to date return as of June 30, 2008 was -7.14%.

  Average Annual Total Returns for the periods ending December 31, 2007:

Dean International Fund	1 Year	5 Years	10 Years
Return Before Taxes	17.37%	22.33%	11.31%
Return Before Taxes with Load	11.23%	21.00%	10.71%
Return After Taxes on Distributions[1]	9.65%	20.11%	9.04%
Return After Taxes on Distributions and Sale of Fund Shares	8.85%	18.21%	8.43%
Morgan Stanley Europe, Australia and Far East (“EAFE”) Index[2]	11.75%	22.32%	8.53%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Morgan Stanley EAFE Index is an unmanaged index which tracks the market performance of small, medium and large capitalization companies in Europe, Australia and the Far East. The returns of this Index do not reflect deductions for fees, expenses or taxes.

General

          From time to time, each Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold up to 100% of its assets in cash, money market mutual funds, investment grade short-term money market instruments, including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. To the extent consistent with its 80% investment policy, if applicable, a Fund also may invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective. The investment objective of each Fund may be changed without shareholder approval.

FEES AND EXPENSES OF INVESTING IN THE FUNDS

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)	5.25%[1]
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None
Redemption Fee	None[2]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Large Cap Value Fund	Small Cap Value Fund	International Fund

Management Fees	1.00%	1.00%	1.25%
Distribution and Service	0.25%	0.25%	0.25%
(12b-1) Fees
Other Expenses[3]	0.98%	0.89%	1.70%[4]
Total Annual Fund	2.23%	2.14%	2.95%
Operating Expenses
Fee Waiver and Expense	(0.73%)	(0.64%)	(1.10%)[6]
Reimbursement[5]
Net Expenses	1.50%	1.50%	1.85%

1 There is no front-end sales load on purchases of $500,000 or more, or with respect to purchases of Fund shares by a qualified retirement plan with more than 100 participants, but each Fund imposes a contingent deferred sales load of up to 1.00% if shares purchased without a front-end sales load are redeemed within 12 months of purchase and if the Fund’s principal underwriter paid a commission to a participating unaffiliated dealer in connection with the purchase of those shares.

2 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3 Fees and expenses of money market funds and other underlying funds in which the Funds may invest have been included in Other Expenses because they are less than 0.01%.

4 This amount includes excise tax of 0.21% which was voluntarily reimbursed by the Fund’s administrator.

5The Funds’ adviser, Dean Investment Associates, contractually has agreed to waive its management fee and/or to reimburse certain operating expenses to the extent necessary to maintain each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which a Fund may invest), at the following percentage of each Fund’s average daily net assets: 1.50% for each of the Large Cap Value Fund and the Small Cap Value Fund, and 1.85% for the International Fund. This contractual agreement is in place through July 31, 2009. Each fee waiver and expense reimbursement by the adviser for a Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.

6 This amount includes a voluntary reimbursement of 0.21% by the Fund’s administrator.

Example:

          This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

          The Example assumes that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Large Cap Value Fund		Small Cap Value Fund	International Fund
1 Year	$674	$674	$709
3 Years	$1,139	$1,121	$1,320
5 Years	$1,629	$1,592	$1,954
10 Years	$2,973	$2,889	$3,648

Account Options

Regular Accounts

Tax-Deferred Retirement Plans

Traditional IRA

Assets grow tax-deferred and contributions may be deductible. Withdrawals and distributions are taxable in the year made.

Roth IRA

An IRA with tax-free growth of assets and distributions, if certain conditions are met. Contributions are not deductible.

Education IRA

An IRA with tax-free growth of assets and tax-free withdrawals for qualified higher education expenses. Contributions are not deductible.

IRA stands for “Individual Retirement Account.” IRAs are special types of accounts that offer different tax advantages. You should consult your tax professional to help decide which is right for you.

You may also open accounts for:

-        Keogh Plans for self-employed individuals

-        Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

-        403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

Minimum Investment Requirements Initial Additional $1,000 None Initial Additional $250 None

Automatic Investment Plan

You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account on either the 15th or the last business day of the month or both, by completing the appropriate section of the account application. Investments will be made monthly to allow dollar-cost averaging by automatically deducting at least $50 or more from your bank account. You may change the amount of your monthly purchase at any time. The Funds pay the costs associated with these transfers, but reserve the right, upon 30 days’ written notice, to make reasonable charges for this service. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Initial Additional Regular Accounts $50 $50 Tax-Deferred Retirement Plans $50 $50

Direct Deposit Plans

You may purchase shares of the Funds through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Funds.

BUYING FUND SHARES

          Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Therefore, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information. You may open an account with the Funds by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. Account options and minimum investment amounts are detailed above. The Fund may waive or lower investment minimums for investors in the Funds through an asset-based fee program made available through a financial intermediary.

Opening a New Account Directly with the Funds. To open an account with us, please follow the steps outlined below.

•	Complete the enclosed Account Application. Be sure to indicate the Fund(s) and type of account(s) you wish to open and the amount of money you wish to invest.

•	Write a check for your initial investment to “Dean Funds.” or the specific Dean Fund. Mail your completed Account Application and your check to the following address:

Dean Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206

Opening a New Account through a Broker Dealer. You may also open an account through a broker-dealer that has a sales agreement with the Fund’s principal underwriter, Unified Financial Securities, Inc. (the “Underwriter”). Since your broker-dealer may charge you fees other than those described in this Prospectus for his or her services, you should ask your broker-dealer about fees before investing.

Adding to Your Account. You may make additional purchases for your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. (Ask your broker-dealer about any fees for his or her services.) Use the address above for additional purchases by mail. Call our transfer agent, Unified Fund Services, Inc. (the “Transfer Agent”), at 888-899-8343 for wiring instructions. Your additional purchase requests must contain your name and account number to permit proper crediting.

Miscellaneous. In connection with all purchases of Fund shares, we observe the following policies and procedures:

•

We price direct purchases based on the next public offering price (net asset value plus applicable sales load) or net asset value (“NAV”) calculated after your order is received. Direct purchase orders received by the Transfer Agent by the close of the regular session of trading on the New York Stock Exchange on a day that the securities markets are open, generally 4:00 p.m., Eastern time, are effected at that day’s public offering price or NAV.

•

We have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept purchase and sell orders on behalf of each Fund. Purchase orders received by broker-dealers before the close of the regular session of trading on the New York Stock Exchange on a day that the securities markets are open, and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are effected at that day’s public offering price or NAV.

•

We do not accept cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

•	We may open accounts for less than the minimum investment or change minimum investment requirements at any time without notice to shareholders.
•	We may refuse to accept any purchase request for any reason or no reason.
•	We mail you confirmations of all your purchases or redemptions of Fund shares.
•	Certificates representing shares are not issued.
•

If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in connection with the transaction. You may also be prohibited or restricted from making future purchases in the Funds.

•	There is no fee for purchases made by wire, but we may charge you for this service upon 30 days’ prior notice.

Front-End Sales Load on Purchases of Fund Shares

          Each Fund charges a sales load on the purchase of its shares. The sales load is paid to the Underwriter, which may pay a commission to the dealer of record on your account. The front-end sales load varies depending on the amount of the investment.

The following table illustrates the sales load breakpoints for the purchase of Fund shares.

			Commission Paid by
	Sales Load as % of	Sales Load as % of	Underwriter to Dealers
Amount of Investment	Offering Price*	Net Amount Invested	as % of Offering Price
Less than $25,000	5.25%	5.54%	4.75%
$25,000 but less than $50,000	4.50%	4.71%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.25%
$100,000 but less than $250,000	3.00%	3.09%	2.50%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 or more**	None	None	None

*Offering price is the net asset value per share (share price) plus any front-end sales load.

**There is no front-end sales load on purchases of $500,000 or more but a contingent deferred sales load of up to 1.00% (as a percentage of net asset value) applies with respect to shares purchased without a sales load if a commission was paid by the Underwriter to a participating unaffiliated dealer and the shares are redeemed within one year from the date of purchase.

Purchases of Shares at a Reduced Sales Load.

(1)

Right of Accumulation. A “purchaser” (defined below) of shares of a Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of any Fund with the amount of the purchaser’s current purchases in order to take advantage of the reduced sales loads set forth in the table above. The reduced load will be applied upon confirmation of the purchaser’s holdings by the Transfer Agent. To value accounts in order to determine whether a shareholder has met sales load breakpoints, the Transfer Agent will use the greater of cost or current net asset value.

The purchaser or his or her broker or authorized representative must notify the Transfer Agent that an investment qualifies for a reduced sales load pursuant to the Right of Accumulation. Call Shareholder Services at 888-899-8343, or write to the Transfer Agent at Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110.

A “purchaser” includes:

•	an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own account;
•	a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved;
•	employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or
•	an organized group, provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

(2)

Letter of Intent. The reduced sales loads set forth in the table above may be available to any purchaser of shares of a Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest a specified amount within a 13 month period in any Fund which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the 13 month period or within 90 days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the amount specified in the Letter of Intent is not invested during the 13 month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

The cost of earlier purchases made within the 90-day period before the acceptance of the Letter of Intent can be included in determining the amount invested under the Letter of

Intent; however, a purchaser will not be reimbursed for any sales loads paid in connection with shares purchased prior to submitting a Letter of Intent to the Transfer Agent. In this case, the 13 month period would begin on the date of the first purchase during this 90-day period.

The purchaser or his or her broker or authorized representative must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent. Call Shareholder Services at 888-899-8343, or write to the Transfer Agent at Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110.

Shareholder Information or Records Related to Eligibility for Reduced Sales Loads. It may be necessary for you to provide information or records, such as account statements, to the Transfer Agent (or to your financial intermediary through which you purchased shares of the Funds, such as your broker) to verify your eligibility for a reduced sales load pursuant to the Right of Accumulation or a Letter of Intent. The information or records might include information or records about (1) shares of the Funds that you hold that are not reflected on the Transfer Agent’s records such as Fund shares held in accounts at financial intermediaries and (2) shares of the Funds that are held by other persons included in the definition of “purchaser” above. You should retain any records necessary to substantiate historical costs of Fund shares that you have purchased because the Transfer Agent and your financial intermediary may not maintain this information.

Purchases of Shares at Net Asset Value. The Funds do not impose a front-end sales load on the following types of purchases or purchases by the following types of investors because such purchases require minimal sales effort by the Underwriter.

(1)       Dividend Reinvestment. Sales loads will not be imposed upon purchases made through reinvestment of dividends or capital gains distributions.

(2)       Reinvestment Privilege. If you have redeemed shares of a Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within 90 days of the redemption and the privilege may only be exercised once per 12 months.

(3)       Exchange Privilege. Under certain circumstances, a shareholder may exchange shares of a Fund for shares of another Fund, or for shares of other funds that have made appropriate arrangements with the Underwriter without paying a sales load. See “Exchange Privilege” on page 34.

(4)       Purchases by Institutional Investors and Certain Individuals. Shares of a Fund may be purchased at NAV by the investors described below. Purchases described in this section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.

•

Banks, bank trust departments, and savings and loan associations, in their fiduciary capacity or for their own accounts. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV.

•	Federal and state credit unions.
•	Broker-dealers that have a sales agreement with the Underwriter and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.
•	Clients of investment advisers and financial planners if their investment adviser or financial planner has made appropriate arrangements with the Fund and the Underwriter.
•	Organizations that qualify under section 501(c)(3) of the Internal Revenue Code as exempt from Federal income taxes, their employees, alumni and benefactors, and family members of such individuals.
•	Qualified retirement plans that have made appropriate arrangements with the Fund if they have more than 100 participants.
•

Trustees, directors, officers and employees of the Trust, Dean Investment Associates, Dean Capital Management, LLC and related entities, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, as well as other investors pre-approved by such entities.

          Investors that are eligible to purchase shares at NAV should contact the Transfer Agent to make appropriate arrangements. Call Shareholder Services at 888-899-8343, or write to the Transfer Agent at Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110.

Contingent Deferred Sales Load on Redemptions of Certain Shares. A contingent deferred sales load is imposed upon redemptions of certain shares of the Funds that were purchased at NAV (or shares into which such shares were exchanged). The contingent deferred sales load is imposed if:

•	the shareholder redeems the shares within one year from the date of purchase;
•	the Underwriter paid a commission on the purchase of the shares to an unaffiliated dealer; and
•	the shareholder was able to purchase the shares at NAV because (1) the purchase totaled $500,000 or more or (2) the purchase was made by a qualified retirement plan with more than 100 participants.

          The contingent deferred sales load will be paid to the Underwriter and will vary depending on the commission paid by the Underwriter to the dealer, but will not, in any case, exceed 1.00% of the value of your shares at the date of purchase. The contingent deferred sales load will equal the commission percentage paid by the Underwriter to the unaffiliated dealer times the lesser of (1) the net asset value at the time of purchase of the shares being redeemed or (2) the net asset value of such shares at the time of redemption. The commission percentage paid by the Underwriter to the unaffiliated dealer will be 1.00%, 0.75% or 0.50%, depending on the amount of purchase.

          If shares that you purchase could be subject to the contingent deferred sales load, the confirmation that you receive for such purchase will indicate that a contingent deferred sales load may be applicable when you redeem such shares. An exchange of such shares into another Fund will not trigger the imposition of the contingent deferred sales load at the time of such exchange. The new Fund will “tack” the period for which you held the prior Fund’s shares onto the holding period for the new Fund for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. However, a Fund will not count the period of time that redemption proceeds of any shares are held in a money market fund toward the holding period for determining whether a contingent deferred sales load is applicable with respect to redeemed shares. See “Exchange Privilege”.

Additional Information about Contingent Deferred Sales Loads on Shares

(1)       Waiver for Death or Disability. The contingent deferred sales load for shares is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Transfer Agent may require documentation prior to waiver of the load, including death certificates or physicians’ certificates.

(2)       Waiver for Qualified Retirement Plans. The contingent deferred sales load is also waived for any partial or complete redemption of shares purchased by qualified retirement plans where the dealer of record and the Underwriter have agreed to such waiver.

(3)       Calculation of Contingent Deferred Sales Loads. In determining whether a contingent deferred sales load applies when you redeem shares, the Transfer Agent assumes that shares not subject to the contingent deferred sales load are redeemed first and other shares are then redeemed in the order purchased. The contingent deferred sales load will not be imposed upon shares acquired through reinvestment of dividends or capital gains distributions, or upon amounts representing share appreciation.

          The following example will illustrate the operation of the contingent deferred sales load. You open an account and purchase 1,000 shares at $10 per share and 9 months later the NAV per share is $12. During this time, you have acquired 50 additional shares through reinvestment of dividends. At the end of the 9 months, you redeem 450 shares.

•	The dollar amount of your redemption before the imposition of the sales load is $5,400 (450 shares X $12).
•	The 50 shares that you acquired through dividend reinvestment are not subject to the sales load.
•	The remaining 400 shares are subject to the 1.00% sales load.
•

The sales load is calculated using the original cost of $10 per share because it is lower than the current NAV of $12 per share. Therefore, the sales load is calculated on $4,000 (400 shares X $10) and equals $40 (1.00% of $4,000).

•	The dollar amount of your redemption after the imposition of the sales load is $5,360.

Website Disclosure of the Funds’ Sales Loads

          The Funds maintains a website at www.deanmutualfunds.com. Information about sales charges, including sales load breakpoints, the Right of Accumulation and Letters of Intent, is fully disclosed in this prospectus, which is available on the website free of charge. The Funds believe that it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, the Funds do not make the sales charge information available to investors on the Funds’ website independent of the prospectus.

REDEEMING YOUR SHARES

          You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the applicable Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the aggregate amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value within a 90-day period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Dean Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Dean Funds
c/o Unified Fund Services, Inc.
2960 N. Meridian St., Suite 300
Indianapolis, Indiana 46208

          Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after a Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. Each Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemption. Each Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at 888-899-8343 if you have questions. At the discretion of a Fund or its Transfer Agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in a Fund by calling Shareholder Services at 888-899-8343. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, its Transfer Agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

          The Funds or the Transfer Agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the Transfer Agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Funds by telephone, you may request a redemption by mail.

The Funds’ Policy on Frequent Trading or Market Timing. The Funds discourage market timing or frequent trading in and out of a Fund. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that the Fund determines is abusive. This policy generally applies to all shareholders of the Funds.

          If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may enforce its own market timing policy, including imposition of a short-term redemption fee.

          While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Funds’ efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a Financial Intermediary. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. Consequently, a Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Funds are required to have an agreement with many of their intermediaries obligating the intermediaries to provide, upon a Fund’s request, information regarding the intermediaries’ customers and their transactions. Under a federal rule, each Fund is required to have an agreement with many of its Financial Intermediaries, obligating the Financial Intermediaries to provide, upon the Fund’s request, information regarding the their customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. Each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information - If you are not certain of the requirements for a redemption, please call Shareholder Services at 888-899-8343. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the redemption proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange (“NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission), the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if a Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

         Redemption proceeds sent by check from a Fund and not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV. Redemption proceeds which are reinvested are subject to the risk of loss like any investment in a Fund.

          Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 (or $250 for a retirement account) due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of each Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close a Fund upon notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

DISTRIBUTION PLANS

          Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund has adopted a plan of distribution pursuant to which a Fund may directly pay to the adviser, the Underwriter and/or any registered securities dealer, financial institution or any other person a fee of 0.25% of the average daily net assets of the Fund as compensation for the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including but not limited to:

•     advertising

•     compensation to underwriters, dealers and selling personnel

•     printing and mailing of prospectuses to other than current Fund shareholders

•     printing and mailing of slaes literature

•     servicing shareholder accounts

          Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

          In the event a Plan is terminated by the Fund in accordance with its terms, a Fund will not be required to make any payments for expenses previously covered by the Plan that are incurred after the date the Plan terminates.

EXCHANGE PRIVILEGE

          You may exchange shares of the Funds for each other or for shares of other funds that have made appropriate arrangements with the Underwriter.

Shares of Dean Funds That You May Exchange	For Shares of Other Dean Funds	For Shares of Other Funds That Have Made Appropriate Arrangements with the Underwriter
Shares of a Dean Fund that are not subject to a contingent deferred sales load	Shares of any other Dean Fund	• Shares of such other funds that are not subject to a contingent deferred sales load • Shares of such money market funds
Shares of a Dean Fund that are subject to a contingent deferred sales load*	Shares of any other Dean Fund that are subject to a contingent deferred sales load	Shares of such other funds that are subject to a contingent deferred sales load

*Exchanges involving shares of a Dean Fund that are subject to a contingent deferred sales load will be made on the basis of relative net asset value per share.

          A Fund will “tack” the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

          You may request an exchange by sending a written request to Shareholder Services. The request must be signed exactly as your name appears on the Fund’s account records. Exchanges may also be requested by telephone. If you are unable to execute a transaction by telephone (for example during times of unusual market activity), you should consider requesting the exchange by mail or by visiting the Fund’s offices at 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208. An exchange will be effected at the next determined net asset value after receipt of your request by the Transfer Agent.

          Exchanges may only be made for shares of Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days’ prior notice to shareholders. Before making an exchange, contact Shareholder Services to obtain more information about exchanges.

DETERMINATION OF NET ASSET VALUE

          The price you pay for your shares is based on a Fund’s net asset value per share (NAV) plus the applicable sales load. The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on weekends, Federal holidays and Good Friday. The NAV is calculated by dividing the value of a Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV, less applicable sales charges, next calculated after a Fund receives your order in proper form.

          If you hold shares in a Fund that invests in foreign securities which trade primarily on non-US exchanges (such as the International Fund), the net asset value of that Fund’s shares may change on a day when you will not be able to purchase or redeem shares of the Fund. This is because the value of those foreign securities may change on weekends or other days when the Fund does not price its shares (that is, on a day when the NYSE is closed for business).

          A Fund’s assets generally are valued at their market value. Short-term securities with maturities of 60 days or less are valued based on amortized cost. If a market quotation is not readily available, the security will be valued at a fair value as determined in good faith by a Fund’s sub-adviser in accordance with policies and procedures adopted by the Board of Trustees. Market quotations may not be readily available if independent pricing services, broker-dealer firms or other secondary market sources cannot provide price quotations, or if a mutual fund in which a Fund invests fails to calculate its NAV as of the NYSE close. Fair valuation also is permitted if, in a sub-adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or a sub-adviser is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities are more likely to trigger fair valuation than investments in other securities because trading hours for certain foreign securities end before the close of the NYSE and, as a result, market quotations for such securities may become unreliable. When fair value pricing of securities is employed, the prices used by a Fund to calculate its NAV may differ from market quotations or official closing prices. Arbitrage opportunities may exist when trading in a portfolio security is halted and does not resume before a Fund calculates its NAV. Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders or that a Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any net realized capital gains. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist primarily of net realized capital gains. Each Fund declares and pays dividends at least annually.

Taxes. Net investment income distributed by a Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described in the table below.

          The Funds will normally distribute any net realized capital gains (the excess of net long-term capital gain over net short-term capital loss) to shareholders once a year. Capital gains are generated when a Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

          Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of the applicable Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends or capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

          Dividends and capital gain distribution checks issued by a Fund which are not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in a Fund.

          You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

          Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to a Fund’s shareholders. These transactions typically create the following tax liabilities described in the table below for taxable accounts.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

          The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate
taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains taxed at generally maximum 15%
more than one year	on non-corporate taxpayers*

Sales of shares (including redemptions)	Gains are taxed at the same rate as ordinary

owned for one year or less                                                           income; losses are subject to special rules

                                                                                 *For gains realized between May 6, 2003 and December 31, 2010.

          Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

          If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

          If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions and sales proceeds. If you are subject to back-up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUNDS

Adviser

          Dean Investment Associates, LLC (the “Manager”), 2200 Kettering Tower, Dayton, Ohio 45423 serves as investment adviser to the Funds. The Manager is a registered investment adviser and the money management arm of C.H. Dean, Inc., a privately held investment management and financial services firm. The Manager is a value manager with a strong commitment to the principles of value investing. The Manager, together with C.H. Dean, has been advising individual, institutional and corporate clients since 1972. For over 25 years, the Manager has adhered to a conservative, value investing philosophy. As of March 31, 2008, the firm manages approximately $412 million for clients worldwide.

          The Manager is responsible for providing general investment advice and guidance to each Fund, although it has delegated responsibility for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio to the sub-advisers discussed below. The Manager also provides trading, proxy voting, record-keeping and other administrative services for the Large Cap Value Fund and the Small Cap Value Fund.

          For its services as investment adviser to the Funds, the Manager is entitled to receive an investment advisory fee at the annual rate of 1.00% of the average daily net assets of each of the Large Cap Value Fund and the Small Cap Value Fund and 1.25% of the International Fund. Advisory fees are computed and accrued daily and paid monthly. The Manager contractually has agreed to waive its management fee and/or to reimburse certain operating expenses to the extent necessary to maintain each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which a Fund may invest), at the following percentage of each Fund’s average daily net assets: 1.50% for the Large Cap Value Fund and the Small Cap Value Fund, and 1.85% for the International Fund. This contractual agreement is in place through July 31, 2009. Each fee waiver and expense reimbursement by the Manager for a Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.

          A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements between the Trust and the Manager on behalf of each Fund is included in the Funds’ annual report to shareholders for the fiscal year ended March 31, 2007.

Sub-Advisers

          The Manager has entered into sub-advisory agreements with the sub-advisers below, pursuant to which each sub-adviser manages the portfolio of the Fund assigned to such sub-adviser, and makes the investment decisions. The Manager oversees the sub-advisers’ compliance with the applicable Fund’s investment objective, policies, strategies and restrictions, and monitors each sub-adviser’s adherence to its investment style. Notwithstanding the delegation to the sub-advisers, the Manager retains primary responsibility with respect to all matters relating to the Funds. The Manager (not the Funds) pays the sub-advisers out of the investment advisory fee that it receives from each Fund.

Sub-adviser of the Large Cap Value Fund and Small Cap Value Fund

          Dean Capital Management, LLC. Located at 7450 West 130th Street, Suite 150, Overland Park, Kansas 66213, Dean Capital Management, LLC. (“DCM”) is an affiliate of the Manager, formed in March 2008 to provide portfolio management services to clients of the Manager. Certain of DCM’s principals previously were employed by the Manager, including Mr. Kevin E. Laub, portfolio manager of the Large Cap Value Fund and Small Cap Value Fund.

         For its sub-advisory investment services, DCM receives a subadvisory fee from the Manager, computed and accrued daily and paid quarterly, at the following annual rates based on the average daily net assets of the applicable Fund:

Name of Fund	Sub-advisory Fee
Large Cap Value Fund	0.50%
Small Cap Value Fund	0.90%

                      Portfolio Managers- The investment decisions for Large Cap Value Fund and Small Cap Value Fund are made by DCM’s Investment Committee, whose members are Kevin E. Laub, Steven D. Roth and Douglas A. Leach; however, Mr. Laub has ultimate decision-making authority for the Large Cap Value Fund’s investment decisions, while Mr. Roth has ultimate decision-making authority for the Small Cap Value Fund’s investment decisions.

•        Mr. Kevin D. Laub, Member and Portfolio Manager for DCM, has served as portfolio manager of the Large Cap Value Fund and Small Cap Value Fund since October 2006 and, prior to June 30, 2008, he was their sole portfolio manager.  Mr. Laub is a founding member of DCM and, as a member of its Investment Committee, also provides research support and oversight to other investment strategies and clients of the Manager.  Mr. Laub has lead responsibility over DCM’s large cap investment strategy. Prior to founding DCM, Mr. Laub was a Portfolio Manager and the Chief Investment Officer for the Manager from October 2006 through June 2008. Prior to joining the Manager, Mr. Laub served as a portfolio manager on the American Century Small Cap Value Fund from February 2003 to October 2006, and as an analyst from the fund’s inception in July 1998 until February 2003.

•        Mr. Steven D. Roth has served as portfolio manager of the Large Cap Value Fund and Small Cap Value Fund since June 2008. He is a founding Member and a Portfolio Manager for DCM, and has lead responsibility for DCM’s small cap investment strategy. As a member of the DCM’s Investment Committee, he also manages and provides research support and oversight to other investment strategies and clients of the Manager.  Prior to co-founding DCM in March 2008, Mr. Roth served as a senior equity analyst and later as a portfolio manager on the American Century Small Cap Value Fund from November 2002 through March 2008.  He also worked as an equity analyst at Strong Capital Management from July 2000 through October 2002.

•        Mr. Douglas Leach has served as portfolio manager of the Large Cap Value Fund and Small Cap Value Fund since June 2008. From November 2006 through June 2008, he served Investment Analyst for the Manager and, in this position, provided research and assistance to the portfolio manager for the Large Cap Value Fund and Small Cap Value Fund. Mr. Leach is a founding Member of DCM, Portfolio Manager and Chief Compliance Officer of DCM, and has lead responsibility over DCM’s mid-cap value strategy. As a member of the firm’s Investment Committee, he also supports other investment strategies.  Prior to co-founding DCM, Mr. Leach was employed by the Manager, and served as an Investment Analyst and, later, Portfolio Manager. Mr. Leach started his investment career as an investment analyst for American Century in September 1997, serving as a senior investment analyst from February 2003 until October 2006.

          A discussion regarding the basis for the Board of Trustees’ approval of the subadvisory agreement between Dean and Dean Capital Management, Inc. with respect to the Large Cap Value Fund and Small Cap Value Fund, is included in the Funds’ Proxy Statement on Schedule 14A to shareholders dated June 11, 2008.

Sub-adviser of the International Fund

         Newton Capital Management Limited. The Manager has contracted with Newton Capital Management Limited, Bank of New York Mellon Centre, 160 Queen Victoria Street, London, EC4V 4LA, United Kingdom to serve as sub-adviser and to provide portfolio management services to the International Fund. Newton Capital Management Limited is a United Kingdom investment advisory firm authorized by the Financial Services Authority and registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Newton Capital Management Limited is a wholly-owned subsidiary of BNY Mellon Asset Management, and is part of the Newton group of companies (the “Newton Group”), a group of affiliated advisory firms based in United Kingdom that has been managing assets for institutional investors, mutual funds and individuals since 1978. Additional information about the Newton Group is available in the section “Investment Management” in the Funds’ Statement of Additional Information (“SAI”).

         Newton Capital Management Limited receives a subadvisory fee from the Manager at the annual rate of 0.50% of the average daily net assets of the International Fund for its sub-advisory investment services. The fee is computed and accrued daily and paid quarterly.

                     Portfolio Manager. Paul Markham is responsible for managing the day-to-day operations of the International Fund since April 2008. Mr. Markham has been with Newton, the International Fund’s sub-adviser, since 1998. He joined its global equity team in 2001, and currently serves as Director of Investment Management (Global Equities). At Newton, Mr. Markham manages a range of global benchmark funds. Mr. Markham graduated from the University of Sheffield in 1995 with a BA in Modern Languages. He then joined Visa International, with responsibility for relationships with French-speaking banks. From 1997 to 1998, he was a Client Services Executive with Morgan Stanley & Co.

          A discussion regarding the basis for the Board of Trustees’ approval of the subadvisory agreement between Dean and Newton with respect to the International Fund is included in the Funds’ annual report to shareholders for the fiscal year ended March 31, 2007.

*      *     *

         The SAI for the Funds provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each Fund.

FINANCIAL HIGHLIGHTS

          The financial highlights tables are intended to help you understand the financial performance of the Funds, including their predecessor funds1. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended March 31, 2007 and 2008 has been audited by Cohen Fund Audit Services, Ltd., whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report to Shareholders, which is available upon request without charge. The information for prior years was audited by the Funds’ previous auditors.

1The Large Cap Value Fund acquired all of the assets and liabilities of each of the Dean Large Cap Value Fund and the Dean Balanced Fund, each a series of the Dean Family of Funds, in a tax-free reorganization on March 30, 2007. In connection with this acquisition, Class A shares of the acquired funds were exchanged for shares of the Large Cap Value Fund. In the same reorganization, the Small Cap Value Fund and International Fund each acquired all of the assets and liabilities of the Dean Small Cap Value Fund and Dean International Fund, respectively, each a series of Dean Family of Funds, and Class A shares of the acquired funds were exchanged for shares of the identically named Fund. The financial highlights below are those of the predecessor Dean Large Cap Value, Dean Small Cap Value and Dean International Funds’ Class A shares.

DEAN FUNDS LARGE CAP VALUE FUND - CLASS A FINANCIAL HIGHLIGHTS Per Share Data for a Share Outstanding Throughout Each Period

	For the Year ended

	March	March	March	March	March
	31, 2008	31, 2007	31, 2006	31, 2005	31,2004

Net asset value, beginning of period	$ 12.52	$ 11.40	$ 10.18	$ 9.46	$ 6.40

Income (loss) from investment operations:
Net investment income (loss)	0.18	(0.01)	(0.01)	(0.01)	(0.04)
Net realized and unrealized gains (losses)
on investments	(1.92)	1.13	1.23	0.73	3.10
Total income (loss) from investment operations	(1.74)	1.12	1.22	0.72	3.06

Less distributions:
From net realized gains
From net investment income	(0.13)	-	-	-	-
Total distributions	(0.13)	-	-	-	-

Net asset value, end of period	$ 10.65	$ 12.52	$11.40	$10.18	$9.46

Total Return (a) (b)	-14.02%	9.85%	11.98%	7.61%	47.81%

Ratios and Supplemental Data

Net assets, end of period	$14,181,769	$16,875,525	$8,167,690	$7,392,623	$7,459,239

Ratio of expenses to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Accounting Services Agent	1.50%	1.85%	1.85%	1.85%	1.85%
Before fee waivers and/or expense
reimbursement by Adviser
and Accounting Services Agent	2.23%	2.44%	2.73%		2.75%		2.58%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Accounting Services Agent	1.46%	(0.69)%	(0.07)%		(0.10)%		(0.37)%
Before fee waivers and/or expense
reimbursement by Adviser
and Accounting Services Agent	0.73%	(0.10)%		(c)		(c)		(c)
Portfolio turnover rate	24%	124%	62%		43%		42%

(a) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Total returns shown exclude the effect of applicable sales loads.
(c) Ratios not presented prior to March 31, 2007.

DEAN FUNDS SMALL CAP VALUE FUND - CLASS A FINANCIAL HIGHLIGHTS (Continued) Per Share Data for a Share Outstanding Throughout Each Period

	For the Year ended

	March	March	March	March	March
	31, 2008	31 ,2007	31, 2006	31, 2005	31, 2004

Net asset value, beginning of period	$ 15.71	$ 16.01	$14.33	$14.91	$9.55

Income (loss) from investment operations:
Net investment income (loss)	0.10	(0.07)	(0.11)	(0.08)	(0.14)
Net realized and unrealized gains (losses)
on investments	(3.17)	0.53	2.64	1.81	5.50
Total income (loss) from investment operations	(3.07)	0.46	2.53	1.73	5.36

Less distributions:
From net investment income	(0.01)	-	-	-	-
From net realized gains	(3.83)	(0.76)	(0.85)	(2.31)	-
Total distributions	(3.84)	(0.76)	(0.85)	(2.31)	-

Net asset value, end of period	$8.80	$15.71	$16.01	$14.33	$14.91

Total Return (a) (b)	-21.57%	2.95%	18.22%	11.56%	56.13%

Ratios and Supplemental Data

Net assets, end of period	$15,141,843	$20,890,814	$19,007,165	$16,537,565	$ 16,435,083

Ratio of expenses to average net assets:
After fee waivers and/or expense
reimbursement by Adviser,
Accounting Services Agent,
and Administrator	1.50%	1.83%	1.85%		1.85%		1.85%
Before fee waivers and/or expense
reimbursement by Adviser,
Accounting Services Agent,
and Administrator	2.14%	2.16%	2.15%		2.23%		2.08%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense
reimbursement by Adviser,
Accounting Services Agent,
and Administrator	0.77%	(0.45)%	(0.75)%		(0.55)%		(0.99)%
Before fee waivers and/or expense
reimbursement by Adviser,
Accounting Services Agent,
and Administrator	0.13%	(0.78)%		(c)		(c)		(c)
Portfolio turnover rate	85%	149%	48%		72%		82%

(a) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Total returns shown exclude the effect of applicable sales loads.
(c) Ratios not presented prior to March 31, 2007.

DEAN FUNDS INTERNATIONAL FUND - CLASS A FINANCIAL HIGHLIGHTS (Continued) Per Share Data for a Share Outstanding Throughout Each Period

			For the Year ended

	March	March	March	March	March
	31, 2008	31, 2007	31, 2006	31, 2005	31, 2004

Net asset value, beginning of period	$16.68	$15.46	$12.14	$10.45	$6.84

Income (loss) from investment operations:
Net investment income	0.12	0.01	0.10	0.11	0.04
Net realized and unrealized gains (losses)
on investments	1.20	1.24	3.26	1.75	3.98
Total income (loss) from investment operations	1.32	1.25	3.36	1.86	4.02

Less distributions:
From net investment income	(0.20)	(0.03)	(0.04)	(0.17)	(0.37)
From return of capital	(1.35)	-	-	-	(0.04)
Total distributions	(1.55)	(0.03)	(0.04)	(0.17)	(0.41)

Net asset value, end of period	$16.45	$16.68	$ 15.46	$ 12.14	$10.45

Total Return (a) (b)	7.23%	8.11%	27.70%	17.82%	59.23%

Ratios and Supplemental Data

Net assets, end of period	$17,877,411	$17,324,534	$16,068,877	$13,073,914	$10,842,350

Ratio of expenses to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Accounting Services Agent	1.85%		2.10%	2.10%		2.10%		2.10%
Before fee waivers and/or expense
reimbursement by Adviser
and Accounting Services Agent	2.95%	(c)	2.49%	2.78%		2.91%		3.34%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Accounting Services Agent	0.68%		0.07%	0.71%		0.99%		0.33%
Before fee waivers and/or expense
reimbursement by Adviser
and Accounting Services Agent	(0.42)%	(c)	0.46%		(d)		(d)
Portfolio turnover rate	107%		112%	87%		94%		131%

(a) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Total returns shown exclude the effect of applicable sales loads.
(c) The ratio before reimbursements includes excise tax of 0.21% which was voluntarily reimbursed by the Fund Administrator.
(d) Ratios not presented prior to March 31, 2007.

PRIVACY POLICY

          The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

          Categories of Information the Funds Collect. Each Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

          Categories of Information the Funds Disclose. A Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. Each Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and Transfer Agent) to process your transactions and otherwise provide services to you.

          Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Funds, through the Transfer Agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Trust or the Funds. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

  You can find additional information about the Funds in the following documents:

                      Annual and Semi-Annual Reports: While the prospectus describes the Funds’ potential investments, the Annual and Semi-Annual Reports detail the Funds’ actual investments as of their report dates. The reports include a discussion by management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

                      Statement of Additional Information (SAI): The SAI supplements the prospectus and contains detailed information about each Fund and its investment restrictions, risks and policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by their affiliates. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and, when available, the Funds’ Annual and Semi- Annual Reports, and request other information about a Fund or make shareholder inquiries, in any of the following ways:

On the Internet: Download these documents from the Funds’ Internet site at www.deanmutualfunds.com

By Telephone: Call Shareholder Services at 888-899-8343.

By Mail: Send a written request to:

Dean Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

Dean Large Cap Value Fund

Dean Small Cap Value Fund

Dean International Fund

STATEMENT OF ADDITIONAL INFORMATION

July 2, 2008

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Dean Large Cap Value Fund, Dean Small Cap Value Fund and Dean International Fund (collectively, the “Funds”), dated July 2, 2008. This SAI incorporates by reference the Annual Report to shareholders for the fiscal year ended March 31, 2008. A free copy of the Prospectus or the Annual Report can be obtained by writing Unified Fund Services, Inc., the Funds’ transfer agent, at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling Shareholder Services at 888-899-8343.

TABLE OF CONTENTS	PAGE
DESCRIPTION OF THE TRUST AND FUNDS	2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	13
INVESTMENT MANAGEMENT	15
TRUSTEES AND OFFICERS	20
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	23
PORTFOLIO TURNOVER	24
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	25
PORTFOLIO TRANSACTIONS AND BROKERAGE	25
DISCLOSURE OF PORTFOLIO HOLDINGS	26
DETERMINATION OF NET ASSET VALUE	27
REDEMPTION IN-KIND	28
STATUS AND TAXATION OF THE FUNDS	29
CUSTODIANS	31
TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR	32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
DISTRIBUTOR	32
DISTRIBUTION PLAN	33
PROXY VOTING POLICIES	33
FINANCIAL STATEMENTS	34

DESCRIPTION OF THE TRUST AND FUNDS

          The Dean Large Cap Value Fund (the “Large Cap Fund”), the Dean Small Cap Value Fund (the “Small Cap Fund”) and the Dean International Fund (the “International Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).

          The Large Cap Fund acquired all of the assets and liabilities of each of the Dean Large Cap Value Fund and the Dean Balanced Fund, each a series of the Dean Family of Funds, in a tax-free reorganization on March 30, 2007. In connection with this acquisition, Class A shares of the acquired funds were exchanged for shares of the Large Cap Fund. In the same reorganization, the Small Cap Fund and the International Fund each acquired all of the assets and liabilities of the Dean Small Cap Value Fund and Dean International Fund, respectively, each a series of Dean Family of Funds, and Class A shares of the acquired funds were exchanged for shares of the identically named Fund. The International Fund’s predecessor commenced operations on October 13, 1997, and the predecessor Large Cap Fund and Small Cap Fund each commenced operations on May 28, 1997.

          The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds are series of the Trust currently authorized by the Trustees. Dean Investment Associates, LLC (the “Manager”), serves as investment adviser to the Funds. In turn, the Manager has retained Newton Capital Management Ltd. (“Newton”) to serve as sub-adviser to the International Fund, and Dean Capital Management, LLC to serve as sub-adviser to each of the Large Cap Fund and Small Cap Fund (“DCM” and with Newton, the “Sub-advisers”).

          The Funds do not issue share certificates. All shares are held in non-certificated form registered on the books of the Funds and Unified Fund Services, the Funds’ transfer agent (the “Transfer Agent”) for the account of the shareholder. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. Each Fund currently offers one class of shares, and may offer additional classes of shares in the future. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

          Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Funds have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. Each share of a Fund is subject to involuntary redemption if the Trustees determine to liquidate the Fund. In such event, the Board may close a Fund upon notice to shareholders but without having to obtain approval from its shareholders. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

          For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of the Funds’ assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and in this SAI.

          Each Fund may authorize one or more brokers and other intermediaries to receive, on its behalf, purchase and redemption orders. Such brokers would be permitted to designate other intermediaries to receive purchase and redemption orders on behalf of such Fund. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the applicable Fund’s net asset value next computed after the orders are received by an authorized broker or such broker’s authorized designee, and accepted by the Fund.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS            This section contains additional information regarding some of the investments the Funds may make and some of the techniques they may use.

          A.        Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

B.        Foreign Securities. Subject to the Fund’s investment policies and quality and maturity standards, a Fund may invest in the securities of foreign issuers. Because the Funds may invest in foreign securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

          C.        Depository Receipts. Depository Receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depository. Depository Receipts are not necessarily denominated in the same currency as the underlying securities. Depository Receipts include American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and other types of Depository Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depository Receipts”). ADRs are dollar-denominated Depository Receipts typically issued by a U.S. financial institution and evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States.

                      Depository Receipts may be “sponsored” or unsponsored.” Sponsored Depository Receipts are established jointly by a depository and the underlying issuer, whereas unsponsored Depository Receipts may be established by a depository without participation by the underlying issuer. Holders of unsponsored Depository Receipts generally bear all the costs associated with establishing unsponsored Depository Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depository Receipts. For purposes of each Fund’s investments policies, the Fund’s investments in Depository Receipts will be deemed to be an investment in the underlying foreign securities and, thus ADRs are deemed to be foreign securities.

          D.        Emerging Markets Securities. The International Fund may invest directly in foreign securities of issuers in emerging markets or purchase ETFs that invest in emerging market securities. To the extent the International Fund invests in foreign ETFs, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of the particular fund.

                  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.                   Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the International Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

E.        U.S. Government Obligations. “U.S. Government obligations” include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the “full faith and credit” of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Funds are not guaranteed or backed by the United States Government.

          STRIPS are U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIP security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates.

          STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIP security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

          F.        Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated A-1 or A-2 by Standard & Poor’s Ratings Group (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or which, in the opinion of a Sub-adviser, is of equivalent investment quality. Certain notes may have floating or variable rates. Unless deemed liquid by a Sub-adviser variable and floating rate notes with a demand notice period exceeding seven days generally are considered illiquid and, therefore, subject to the Trust’s prohibition on illiquid investments (see “Investment Limitations” below).

          Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1 or A-2.

          The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2.

          G.        Bank Debt Instruments. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days generally are deemed illiquid and, therefore, subject to the Trust’s prohibition on illiquid investments (see “Investment Limitations” below).

H.        Shares of Other Investment Companies. Each Fund may invest in shares of other investment companies (including exchange-traded funds). To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may incur higher expenses than if they owned the underlying investment companies directly because they will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, the proportionate share of the expenses of the underlying investment companies.

          I.         Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Each Fund will only enter into repurchase agreements which are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds’ Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days since such agreement would constitute an illiquid security.

          Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must be of a credit quality at least equal to the Fund’s investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

          For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, each Sub-adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

J.         Loans of Portfolio Securities. Each Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. It is the present intention of the Trust, which may be changed by the Board of Trustees without shareholder approval, that loans of portfolio securities will not be made with respect to a Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund’s total assets.

          To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Manager, the Sub-advisers, any of their affiliated person, or the Trust.

          Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The terms of the Funds’ loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days’ notice or in time to vote on any important matter. A Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights.

K.        When-Issued Securities and Securities Purchased On a To-Be-Announced (“TBA”) Basis. Obligations issued on a when-issued or TBA basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a TBA transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Funds will only make commitments to purchase obligations on a when-issued or TBA basis with the intention of actually acquiring the obligations, but a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Funds will purchase securities on a when-issued basis or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction.

          Purchases of securities on a when-issued or TBA basis are subject to market fluctuations and their current value is determined in the same manner as other portfolio securities. When effecting such purchases for a Fund, a segregated account of cash or liquid securities of the Fund in an amount sufficient to make payment for the portfolio securities to be purchased will be maintained with the Fund’s Custodian at the trade date and valued daily at market for the purpose of determining the adequacy of the securities in the account. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund’s commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions.

          Securities purchased on a when-issued or TBA basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund’s assets will have greater fluctuation. A Fund’s purchase of securities on a when-issued or TBA basis may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date or if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

          When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund’s payment obligation).

L.        Derivative Instruments. Each Fund may invest in a variety of derivative instruments as described below:

          (1)       Forward Foreign Currency Exchange Contracts. The International Fund may engage in foreign currency exchange transactions. The value of the International Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

                      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a “cross-currency” contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

                      The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The International Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when Newton determines it to be in the best interests of the Fund.

                      Generally, the International Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

                      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

                      If the International Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

                      The International Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Newton. It should also be realized that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

          (2)       Writing Covered Call Options. Each Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if a Fund owns the underlying security subject to the call option at all times during the option period. When a Fund writes a covered call option, it maintains a segregated account with its Custodian or as otherwise required by the rules of the exchange the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

                      The writing of covered call options is considered to be a conservative investment technique. A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

          (3)       Writing Covered Put Options. Each Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

                      A Fund will receive a premium from writing a put option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised, resulting in a potential capital loss unless the security subsequently appreciates in value.

                      The Funds may also write straddles (combinations of puts and calls on the same underlying security.)

          (4)       Purchasing Put Options. Each Fund may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

                      Each Fund may purchase a put option on an underlying security (a “protective put”) owned as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where a Sub-adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

                      Each Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

                      The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option. The purchaser of a put option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise.

          (5)       Purchasing Call Options. Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by a Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

                      Each Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of a Fund’s current return. For example, where a Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

           (6)      Options Transactions Generally. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker’s customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on a Sub-adviser’s ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and its ability to select the proper time, type and duration of the options.

                      Each Fund may purchase either exchange-traded or over-the-counter options on securities. With certain exceptions, over-the-counter options, and any assets used to cover them, are considered illiquid securities. A Fund’s ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

          (7)       Futures Contracts. Each Fund may purchase and sell futures contracts to hedge against changes in prices. A Fund will not engage in futures transactions for speculative purposes. A Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, a Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

                      A Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on a Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of a Fund’s total assets. When a Fund purchases futures contracts, an amount of cash and cash equivalents equal to the underlying commodity value of the futures contracts (less any related margin deposits) will be deposited in a segregated account with the Fund’s custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When a Fund sells futures contracts or related option contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above. When a Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in a Fund’s portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, a Fund’s adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although each Sub-adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund’s ability to establish and close out futures and options positions depends on this secondary market.

INVESTMENT LIMITATIONS

A.        Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

          1.         Borrowing Money. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

          2.         Senior Securities. Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

          3.         Underwriting. Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

          4.         Real Estate. Each Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

          5.         Commodities. Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

          6.         Loans. Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

          7.         Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

          8.         Diversification. With respect to 75% of its total assets, each Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

          With respect to the percentages adopted by the Trust as maximum limitations on each Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

          Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.        Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

          1.         Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

          2.         Borrowing. Each Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.	Illiquid Securities. The Funds will not purchase illiquid or restricted securities.

          4.         Name Rule. Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes, if any) in equity securities of small capitalization companies; while the Large Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes, if any) in equity securities of large capitalization companies. Each of these Funds may invest in the applicable securities directly, or indirectly through other investment companies (including exchange-traded funds) that invest primarily such securities. This investment policy may not be changed by a Fund without at least 60 days’ prior written notice in plain English to its shareholders.

INVESTMENT MANAGEMENT

Dean Investment Associates, LLC, 2200 Kettering Tower, Dayton, Ohio 45423 serves as the Funds’ investment adviser. Under the terms of the management agreements with the Trust, the Manager is primarily responsible for managing the Funds’ investments and providing a continuous investment program for the Funds, subject to the supervision of the Board of Trustees. C.H. Dean, Inc. holds the controlling interest in the Manager. In turn, Dennis Dean, its chief executive officer, and the Chauncey H. Dean Trust, a private trust for the Dean family, are the controlling shareholders of C.H. Dean, Inc.

The Large Cap Fund and the Small Cap Fund each pay the Manager a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets. The International Fund pays the Manager a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets. The advisory fee paid by each Fund is on the basis of relative average daily net assets. The Manager contractually has agreed to waive its management fee and/or to reimburse certain operating expenses to the extent necessary to maintain each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which a Fund may invest), at the following percentage of each Fund’s average daily net assets through July 31, 2009: 1.50% for the Large Cap Fund and the Small Cap Fund, and 1.85% for the International Fund. Each fee waiver and expense reimbursement by the Manager for a Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.

The following tables provide information about the advisory fees that each Fund’s predecessor accrued for the last three fiscal years. They also provide information about the amount of advisory fees that the Manager voluntarily waived and the expenses that the Manager reimbursed in order to reduce the operating expenses of each Fund during those periods.

Large Cap Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fees Waived	Expenses Reimbursed
2006	$80,763	$75,959	None
2007	$85,723	$53,743	None
2008	$165,846	$120,417	None

Small Cap Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fees Waived	Expenses Reimbursed
2006	$177,651	$59,419	None
2007	$194,521	$3,413	None
2008	$184,151	$117,988	None

International Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fees Waived	Expenses Reimbursed
2006	$184,231	$102,522	None
2007	$213,439	$67,602	None
2008	$229,584	$163,119	None

The Sub-Advisers

The Manager, on behalf of the Funds, has entered into a sub-advisory agreement with each Sub-adviser, pursuant to which the Sub-adviser manages and makes investment decisions for the Fund(s) it has been allocated to manage. The Manager oversees the Sub-advisers’ compliance with each Fund’s investment objective, policies, strategies and restrictions. The Manager (not the Funds) pays each Sub-adviser out of the advisory fee that it receives from the relevant Fund.

          Dean Capital Management, LLC. The Manager has retained DCM to serve as sub-adviser and provide portfolio management services to the Large Cap Value Fund and Small Cap Value Fund. Located at 7450 West 130th Street, Suite 150, Overland Park, Kansas 66213, DCM is an affiliate of the Manager, formed in March 2008 to provide portfolio management services to clients of the Manager. Certain of DCM’s principals previously were employed by the Manager, including Mr. Kevin E. Laub, portfolio manager of the Large Cap Value Fund and Small Cap Value Fund. DCM is a collaboration among C.H. Dean, Inc., the parent company of the Manager, the portfolio managers of the Large Cap Value Fund and Small Cap Value Fund, and certain other persons. Collectively, the portfolio managers own a controlling interest in DCM.

        For its sub-advisory investment services, DCM receives a sub-advisor fee from the Manager, computed and accrued daily and paid quarterly, at the following annual rates based on the average daily net assets of the applicable Fund:

Name of Fund	Sub-advisory Fee
Large Cap Fund	0.50%
Small Cap Fund	0.90%

          DCM has served as sub-adviser to the Large Cap Value Fund and Small Cap Value Fund since June 30, 2008 and, as such, did not receive any sub-advisory fees during the last fiscal year.

Newton Capital Management Ltd. The Manager has retained Newton Capital Management Ltd. to serve as sub-adviser and provide portfolio management services to the International Fund.

Located at Bank of New York Mellon Centre, 160 Queen Victoria Street, London, EC4V 4LA, United Kingdom, Newton is a United Kingdom investment advisory firm authorized by the Financial Services Authority and registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Newton is a wholly owned subsidiary of BNY Mellon Asset Management, and is part of the Newton group of companies (the “Newton Group”), a group of advisory firms based in United Kingdom that have been managing assets for institutional investors, mutual funds and individuals since 1978. The Newton Group refers to the following group of affiliated companies: Newton Capital Management Limited; Newton Investment Management Limited; Newton International Investment Management Limited; Newton Capital Management LLC; and Newton Fund Managers (CI) Limited. Assets under management include assets managed by all of these companies except Newton Capital Management LLC, which provides marketing services in the U.S. for Newton. Except for Newton Capital Management Limited and Newton Capital Management LLC, none of the other companies offers services in the U.S.

The Manager (not the Fund) pays Newton a fee computed and accrued daily and paid quarterly at an annual rate of .50% of the average value of the International Fund’s daily net assets. For the fiscal years ended March 31, 2006, 2007 and 2008, the Manager paid Newton fees of $73,692, $85,376 and $91,833 respectively.

General

          Each Fund’s management agreement, as well as the sub-advisory agreement between the Manager and Newton with respect to the International Fund, was approved by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at in-person meetings held on December 12, 2006 and February 12, 2007. A discussion of the factors that the Board of Trustees considered in approving each Fund’s management agreement and the International Fund’s sub-advisory agreement is contained in the Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2007. The sub-advisory agreement between the Manager and DCM was approved by the Board on May 19, 2008, and by the shareholders of the Large Cap Value Fund and Small Cap Value Fund on June 24, 2008. A discussion of the factors that the Board of Trustees considered in approving the sub-advisory agreement between the manager and DCM is included in the Funds’ Proxy Statement on Schedule 14A to shareholders dated June 24, 2008.

          The Manager retains the right to use the name “Dean” in connection with another investment company or business enterprise with which the Manager is or may become associated. The Trust’s right to use the names “Dean” automatically ceases 90 days after termination of the applicable agreements and may be withdrawn by the Manager on 90 days written notice.

The Manager may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Portfolio Managers

          Each Sub-adviser has appointed one or more portfolio managers that are responsible for the day-to-day management of a Fund allocated to that Sub-adviser (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”).

          Large Cap and Small Cap Funds. Kevin E. Laub, Steven D. Roth and Douglas A. Leach are the Portfolio Managers for the Small Cap Fund and Large Cap Fund; however, Mr. Laub has ultimate decision-making authority for the Large Cap Fund’s investment decisions, while Mr. Roth has ultimate decision-making authority for the Small Cap Fund’s investment decisions. As of March 31, 2008, only Mr. Laub was responsible for managing other accounts in addition to the Funds. Additional information about these other accounts is presented in the table below. It is expected, however, that the other Portfolio Managers will participate in managing these other accounts with Mr. Laub as members of DCM’s investment committee.

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Kevin Laub, CFA	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 669	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: $365.1 million	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 0	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 0

                      Compensation. Kevin Laub, Douglas Leach and Steven Roth each receives an industry competitive base salary from DCM. In addition, as members in a limited liability company, they are eligible to receive distributions of DCM’s net income based on their percentage ownership. Messieurs Laub, Leach and Roth also participate, in the same manner as all other participants, in the retirement plan for C.H. Dean, a co-owner of DCM. C.H. Dean is also the parent company of the Manager.

                      Ownership of Fund Shares. At June 15, 2008, the DCM Portfolio Managers owned shares of the Large Cap Fund and Small Cap Fund in the following ranges:

Portfolio Manager	Name of Fund and Ownership
Kevin Laub, CFA	Large Cap Fund - $1 to $10,000 Small Cap Fund - $1 to $10,000
Steven Roth, CFA	Large Cap Fund - $10,001 to $50,000 Small Cap Fund - $100,001 - $500,000
Douglas A. Leach	Large Cap Fund - $100,001 - $500,000 Small Cap Fund - $100,001 to $500,000

International Fund. Newton’s Portfolio Manager, Mr. Paul Markham, has been solely responsible for managing the day-to-day operations of the International Fund, effective as of March 5, 2008. As of the International Fund’s last fiscal year end, March 31, 2008, Mr. Markham also was responsible for managing the following types of accounts in addition to the International Fund:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Paul Markham	Registered Investment Companies: 2 Pooled Investment Vehicles: 5 Other Accounts: 5	Registered Investment Companies: $66 million Pooled Investment Vehicles: $825 million Other Accounts: $1,140 million	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 4	Registered Investment Companies: $0 Pooled Investment Vehicles: $0 Other Accounts: $783 million

                      Compensation. Paul Markham’s compensation paid by Newton generally is represented by salary, bonus and benefits from Newton’s phantom equity incentive program. He receives an industry competitive base salary. He may also receive an annual incentive cash bonus based on his individual performance, his contribution to the investment process, and Newton’s performance generally. Annual incentive cash bonuses are discretionary and the amount awarded may be as high as 200% of the base salary for exceptional performers. In addition, Mr. Markham participates in a phantom equity incentive program, through which up to 12% of the value of Newton is granted as incentives to Newton’s valued personnel (including Mr. Markham) over rolling four year vesting periods. The benefits under the phantom equity plan are related directly to the financial performance of Newton.

                      Ownership of Fund Shares. As of March 31, 2008, Mr. Markham did not own any shares of the Funds.

          Potential Conflicts of Interest. Although Mr. Markham’s compensation is not tied to the performance of any one account, Newton receives a performance fee in connection with four accounts that are managed by Mr. Markham. The performance fee for each of these accounts is calculated on an annual basis, and is determined by comparing an account’s performance on a pre-tax basis to that of an appropriate index for the account. The performance fee may create a potential conflict of interest by providing an incentive for Mr. Markham to allocate more volatile stocks with greater capital appreciation potential to the accounts with performance fees rather than to the International Fund in order to increase Newton’s compensation and potentially his own compensation.

          The investment strategies of the Dean Funds and the other accounts managed by each Portfolio Manager either follow an investment strategy very similar to the Dean Funds or they invest in securities in which the Dean Funds would not invest. The Portfolio Managers may have a potential conflict of interest in determining how to allocate their time among these accounts. In addition, to the extent a Fund and other accounts of Dean or Newton, as applicable, seek to acquire the same security at about the same time, a Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other clients desire to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Funds. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata basis or, if necessary, in another manner which a Sub-adviser deems fair and reasonable.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 60) Independent Trustee, December 2002 to present; Chairman of Audit and Pricing Committees

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment adviser, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2003; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** As of the date of this SAI, the Trust consists of 34 series.

          The Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Funds’ financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds’ independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2007.

  The Pricing Committee of the Board of Trustees is responsible for reviewing and approving fair valuation determinations, if any by the Funds’ Manager or Sub-advisers.  The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.  The Pricing Committee held four meetings during the year ended December 31, 2007.

  The Adviser Contract Renewal Committee is responsible for conducting due diligence on the initial approval and ongoing renewals of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding approvals and renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007 and held three meetings during the year ended December 31, 2007.

  The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

William Murphy (Age - 45)**** Interim Treasurer and Chief Financial Officer, February 2008 to present

Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October 2007; Supervisor, Separate Accounts Administration for American United Life Insurance Company, from 2000 to October 2007.

Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds from August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** As of the date of this SAI, the Trust consists of 34 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Funds’ distributor.

****Effective February 20, 2008, the Board appointed Mr. Murphy as Interim Chief Financial Officer and Treasurer to fill the vacancy created by the resignation of the prior Treasurer.

Compensation. Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and each Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by each Fund will increase or decrease as series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$1,412[2]	$0	$0	$48,000
Stephen A. Little, Chairman of the Board	$1,412[2]	$0	$0	$48,000
Daniel J. Condon, Trustee	$1,118[3]	$0	$0	$38,000
Ronald C. Tritschler, Trustee	$1,118[4]	$0	$0	$38,000
Kenneth G.Y. Grant, Trustee	$1,118[5]	$0	$0	$38,000

Interested Trustees and Officers	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
William Murphy, Interim Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$4,412[6]	$0	$0	$150,000[7]
Heather Bonds, Secretary	$0	$0	$0	$0

1As of the date of this SAI, the Trust consists of 34 series.

[2]During the fiscal year ended March 31, 2008, these Trustees received a total of $1,171 each in fees from each Fund.
[3]During the fiscal year ended March 31, 2008, the Trustee received a total of $917 in fees from each Fund.
[4]During the fiscal year ended March 31, 2008, the Trustee received a total of $915 in fees from each Fund.

5The Trustee received no compensation from the Funds during the fiscal year ended March 31, 2008. The Trustee was appointed to the Board in May, 2008.

[6]During the fiscal year ended March 31, 2008, the CCO received a total of $5,314 from each Fund.

7In addition to the CCO’s salary listed in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement or sub-advisory agreements with the Manager or the Sub-advisers, respectively.  The following table provides information about the shareholders of each Fund that own of record 5% or more of the outstanding shares of the Fund as of June 15, 2008:

Name and Address	Large Cap Fund	Small Cap Fund	International Fund
Dean Exempt Family Trust 2480 Kettering Tower Dayton, OH 45423		8.92%
Dean Wealth Management LP 2480 Kettering Tower Dayton, OH 45423	72.37%	61.90%	48.87%
Merrill Lynch, Pierce, Fenner & Smith Incorporated – for the sole benefit of its Customers, 4800 Deer Lake Drive East Jacksonville, FL	6.38%		16.80%
Terrence M. Dean 2480 Kettering Tower Dayton, OH 45423		9.36%
C.H. Dean Inc. 2480 Kettering Tower Dayton, OH	13.27%	8.60%
University of Dayton 300 College Park Dayton, OH			22.53%

              As of June 15, 2008, the Trustees and Officers of the Trust did not own any shares of the Funds.           Dean Wealth Management LP, a controlling shareholder of the Funds, also indirectly owns more than 75% of the outstanding equity interests of the Manager. As a result, the Manager may be deemed to be under common control with each Fund. Dean Wealth Management LLP also owns a minority interest in DCM, the Sub-adviser to the Large Cap Fund and Small Cap Fund.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. Although a Fund’s annual portfolio turnover rate cannot be accurately predicted, each Sub-adviser anticipates that each Fund’s portfolio turnover rate normally will not exceed 100%, although it may be higher or lower. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one year period. High turnover involves correspondingly greater commission expenses and transaction costs, which will be borne directly by the Funds, and may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see “Taxes”).

          The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when a Sub-adviser believes that portfolio changes are appropriate.

          The following table sets forth each Fund’s turnover rate for the past three fiscal years ended March 31, 2008:

Name of Fund	2006	2007	2008
Small Cap Fund	48%	149%	85%
Large Cap Fund	62%	124%	24%
International Fund	87%	112%	107%

          Certain purchase and sale transactions were excluded from the portfolio turnover calculation for the Large Cap Fund for the fiscal year ended March 31, 2008, because they were a result of the Fund’s effort to re-align the portfolio following the merger of the Large Cap Fund and the Dean Balanced Fund. This resulted in the relatively low portfolio turnover rate for the fiscal year ended March 31, 2008. ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

          Customer identification and verification is part of each Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent each Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.           When you open an account with a Fund, the transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with each Fund. Each Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds’ transfer agent, they are deemed to be in the best interest of a Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to policies established by the Board of Trustees of the Trust, the Manager is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. In turn, the Manager may delegate this responsibility to a Sub-adviser. In placing portfolio transactions, the Manager and/or each Sub-adviser seek the best qualitative execution for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Manager and Sub-advisers generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.

          The Manager and each Sub-adviser are specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which each of them exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if each determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction, or the Manager’s or a Sub-adviser’s overall responsibilities with respect to each Fund and to other accounts over which it exercises investment discretion.

          Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the applicable Sub-adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Manager or a Sub-adviser in connection with its services to a Fund. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.           During the fiscal year ended March 31, 2008, the Funds collectively directed the following brokerage transactions to the brokers listed below on the basis of research services provided by any such broker to the Funds:

Name of Broker	Total Brokerage Transactions Relating to Research Services	Brokerage Commissions Paid Relating to Research Services
Jeffries & company, Inc.	$29,282,929	$43,067
BNY Brokerage	$1,659,600	$516

  The following table presents information about the brokerage commissions paid by the Funds to brokers during the last three fiscal years:

Fiscal Year Ended March 31	Large Cap Fund	Small Cap Fund	International Fund
2006	$16,050	$53,577	$51,783
2007	$33,965	$175,385	$61,571
2008	$13,633	$49,205	$67,408

          The Trust, the Manager, each Sub-adviser and the Funds’ Distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Manager’s and each Sub-adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Codes from the Funds, free of charge, by calling Shareholder Services at 888-899-8343. You may also obtain copies of the Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. A Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

          Each Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Manager, the Sub-advisers, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. A Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. In addition, the International Fund may be required to disclose its portfolio holding to overseas regulators and stock exchanges. When necessary, Newton will disclose portfolio holdings on an “all assets under management” basis, and not specifically identified as the International Fund’s portfolio holdings, unless required by the regulators or stock exchange. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Funds do not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, each Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances, portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Manager, the Sub-advisers, nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

          Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. Each of the Manager or the Sub-advisers must submit any proposed arrangement pursuant to which they intend to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Manager, the Sub-advisers and any of their affiliated persons are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings. A Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

DETERMINATION OF NET ASSET VALUE

          The price (net asset value) of the shares of a Fund is determined as of the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the NYSE is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

          Equity securities generally are valued by using market quotations furnished by a pricing service when a Sub-adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when a Sub-adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by a Sub-adviser in good faith according to guidelines established by and subject to review by the Board of Trustees. The Board of Trustees annually approves the pricing services used by the fund accounting agent. The fund accounting agent maintains a pricing review committee, which consults with an Independent Trustee who is a member of the Pricing Committee as fair valuation issues arise. Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

          Fixed income securities are generally valued by a pricing service when a Sub-adviser believes such prices are accurate and reflect the fair market value of such securities. If a Sub-adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the applicable Fund’s securities, when prices are not readily available from a pricing service, or when restricted securities are being valued, securities are valued at fair value as determined in good faith by the applicable Sub-adviser, according to guidelines established by the Board of Trustees. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

          Each Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share

Shares Outstanding

          An example of how each Fund calculated its net asset value per share as of the last business day of the fiscal year ended March 31, 2008 is as follows:

Large Cap Fund	Small Cap Fund	International Fund

$14,181,769	= $10.65	$15,141,843 = $8.80	$17,877,411 = $16.45
1,331,856	1,721,203	1,086,736

REDEMPTION IN-KIND

          None of the Funds intends to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, pursuant to an election filed by the Trust under Rule 18f-1 of the 1940 Act, each Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund.

STATUS AND TAXATION OF THE FUND

          Each Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

          If a Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the applicable Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

          To continue to qualify for treatment as a RIC under Subchapter M of the Code, a Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).
            For the fiscal year ended March 31, 2006, each of the Small Cap Value Fund and the International Fund failed to distribute sufficient dividends in order to qualify as a RIC. However, pursuant to a so-called “deficiency dividend” procedure available under the Code, each of these Funds distributed dividends during 2007 on account of such fiscal year in an amount that the Fund believes was sufficient to retain its status as a RIC for such fiscal year. Pursuant to the deficiency dividend procedure, the Funds also paid interest and penalties to the Internal Revenue Service on account of such failure to have distributed sufficient dividends.

          Each Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, a Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because a Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from a Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. A Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

          Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine, for federal income tax purposes, the character and time for recognition of capital gains and losses that a Fund realizes in connection with the hedge. Each Fund’s income from derivative instruments, in each case derived with respect to its business of making investments, should qualify as allowable income for the Fund under the Income Requirement.

          Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

          The portion of the dividends a Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

          If you are a non-retirement plan holder, the appropriate Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, a Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

          If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

          Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

As of March 31, 2008, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

Fund	Amount	Expires March 31
Large Cap Fund	$1,271,573	2011

Personal Holdings Company

Based upon the number of shareholders of the Large Cap Fund and the Small Cap Fund, each of these Funds could be considered to be a personal holding company (a “PHC”) under the Internal Revenue Code (the “Code”). A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income (“UPHCI”) at 15%. UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code.

          The foregoing is only a summary of some of the important federal income tax considerations affecting a Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIANS

Large Cap and Small Cap Funds

          U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, has been retained to act as custodian for the investments of the Large Cap Fund and the Small Cap Fund. U.S. Bank, N.A. acts as the depository for each of these Funds, safekeeps each Fund’s portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

International Fund

          Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, has served as Custodian of the International Fund investments since March, 2008 (“Huntington”). Huntington acts as International Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the International Fund’s request and maintains records in connection with its duties. A Trustee of the Trust is a member of Huntington’s management. Huntington’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor.

For its custodial services, Huntington receives a monthly fee from the International Fund based on the market value of assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. Huntington also receives various transaction-based fees. Custodial fees are subject to a $250 monthly minimum fee per Fund account.

          Huntington has contracted with Brown Brothers Harriman & Co. (“BBH”) to serve as sub-custodian for the International Fund’s investments in foreign securities. BBH holds and provides services with respect to foreign securities and other foreign assets belonging to the International Fund.

TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR

          Under the terms of a Mutual Fund Services Agreement, Unified Fund Services, Inc. (“Unified”), 2960 N. Meridian St., Suite 300, Indianapolis, Indiana, 46208, serves as transfer agent and shareholder services agent, fund accounting agent, and administrator for the Funds. Unified is a wholly-owned subsidiary of Huntington Bancshares, the parent company of Huntington and the Distributor.

          As transfer agent and shareholder services agent, Unified maintains the records of each shareholder’s account, answers shareholder’s inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. As fund accounting agent, Unified calculates the daily net asset value per share and maintains the financial books and records of the Funds. As administrative services agent for the Trust, Unified supplies non-investment related administrative and compliance services for the Funds. Unified prepares tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

          For its services to the Fund, Unified receives a monthly fee, based on total assets of the three funds, of 0.25% for the first $100 million, 0.18% on the next $150 million and 0.12% on assets over $250 million, subject to a $12,500 minimum monthly fee for the three Funds. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, pricing fees and supplies.

          For the fiscal years ended March 31, 2008, 2007, and 2006, Unified received the following fees from the Funds for its services:

Name of Fund	Fiscal Period Ended March 31, 2008	Fiscal Year Ended March 31, 2007[1]	Fiscal Year Ended March 31, 2008
Small Cap Fund	$79,063	$71,629	$79,924
Large Cap Fund	$78,555	$59,263	$70,719
International Fund	$78,500	$66,672	$88,757
[1]Prior to the reorganization on March 31, 2007, the Predecessor Funds paid Unified under a different fee schedule.

          The amounts set forth above may also include amounts paid, indirectly, to various third parties as compensation for sub-transfer agency services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the Independent Registered Public Accounting Firm for the Funds for the fiscal year ending March 31, 2009. Cohen Fund Audit Services, Ltd. performs an annual audit of each Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208, is the exclusive agent for distribution of shares of the Funds. An officer of the Trust also is an officer of the Distributor, and a Trustee of the Trust is an officer of Huntington, which, together with the Distributor and Unified, are wholly-owned subsidiary of Huntington Bancshares. As a result, such persons may be deemed to be affiliates of the Distributor.

          The Distributor is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

          Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Each Plan was approved by a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on November 13, 2006 called for the purpose of, among other things, voting on such Plan.

          Each Fund’s Plan provides that the applicable Fund will pay to the Manager, the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of such Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Each Fund may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. Each Fund’s Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that each Fund’s Plan will benefit shareholders because an effective sales program typically is necessary in order for a Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. During the fiscal year ended March 31, 2008, the Funds accrued distribution expenses as follows:

Large Cap Fund	Small Cap Fund	International Fund
$41,461	$46,038	$46,044

From the amounts accrued, the Funds made the following payments to selling broker/dealers:

Large Cap Fund	Small Cap Fund	International Fund
$4,956	$2,596	$9,686

PROXY VOTING POLICIES

          The Trust, the Manager and Sub-advisers each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Manager. The Manager has delegated proxy voting responsibility with respect to the International Fund to Newton. In each case, proxies will be voted in accordance with the applicable entity’s proxy voting policy, and subject to the supervision of the Board of Trustees.

          The Trust’s policy provides that, if a conflict of interest between the Manager or Newton or the their affiliates and a Fund arises with respect to any proxy, the Manager or Newton, as the case may be, must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the submitting entity’s recommendation, is in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how a Fund’s vote will be cast.

          The Manager’s proxy voting policies and procedures state that it generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Manager’s proxy policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Manager has adopted guidelines describing its general philosophy when proposals involve certain matters.

Newton, as sub-adviser to the International Fund, votes the Fund’s proxies in accordance with guidelines adopted by Newton. The corporate governance guidelines used by Newton in the UK are those outlined in the Combined Code on Corporate Governance, by the wider comments in the Cadbury, Greenbury, Hampel, Higgs and Smith reports that underpin the Combined Code and by the guidelines published by various institutional investor organizations. Globally, Newton applies these standards, while also taking into account factors such as local company law, local best practice and the global principles developed by the Organization for Economic Cooperation and Development (OECD). These may be modified, in exceptional circumstances, by Newton to safeguard the best interests of its clients. In such situations, further advice or clarification is likely to be sought from the company involved or from other professional bodies. Newton aims to exercise all proxy voting rights in the UK and, where practicable, outside of the UK. Its voting procedures take note of investee companies’ compliance with the core standards of the Combined Code and other guidelines. On any potential conflicts of interest between Newton, the investee company and/or a client, Newton will report to the Board of Trustees and vote in accordance with the advice of the Board of Trustees.

FINANCIAL STATEMENTS

          The financial statements and the report of the independent registered public accounting firm, required to be included in this SAI are incorporated herein by reference to the Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2008. You can obtain the Annual Report without charge by calling Shareholder Services at 888-899-8343.